List of Subsidiaries of ERP Operating Limited Partnership	Exhibit 21

	Entity	Formation State
1	1145 Acquisition, L.L.C.	Delaware
2	303 Third SPE LLC	Delaware
3	303 Third Street Developer LLC	Delaware
4	303 Third Street Venture I LLC	Delaware
5	303 Third Street Venture II LLC	Delaware
6	303 Third Street Venture I SPE LLC	Delaware
7	303 Third Street Venture II SPE LLC	Delaware
8	402 West 38th Street Corp.	New York
9	777 Sixth Avenue Owner LLC	Delaware
10	Alta Pacific Limited Partnership	Delaware
11	Amberton Apartments, L.L.C.	Virginia
12	ANE Associates, L.L.C.	Delaware
13	Argus Land Company, Inc.	Alabama
14	Arrington Place Condominium Association	Washington
15	Artery Northampton Limited Partnership	Maryland
16	Avon Place Condominium Association, Inc.	Connecticut
17	Balaton Condominium, LLC	Delaware
18	Barcelona Condominium, LLC	Delaware
19	BEL Apartment Properties Trust LLC	Delaware
20	BEL Residential Properties Trust	Maryland
21	BEL-APT, L.L.C.	Delaware
22	BEL-EQR I Limited Partnership	Illinois
23	BEL-EQR I, L.L.C.	Delaware
24	BEL-EQR II Limited Partnership	Illinois
25	BEL-EQR II, L.L.C.	Delaware
26	BEL-EQR Bainbridge, LLC	Delaware
27	BEL-EQR Banyan Lake, LLC	Delaware
28	BEL-EQR Eagle Rim, LLC	Delaware
29	BEL-EQR Highland Grove, LLC	Delaware
30	BEL-EQR San Tropez, LLC	Delaware
31	Belle Arts Condominium Association	Washington
32	Brookside Place Associates, L.P.	California
33	Brookside Place G.P. Corp.	Delaware
34	Buena Vista Place Associates	Florida
35	Canterbury Apartments, L.L.C.	Maryland
36	Canterbury Apartments SPE, LLC	Delaware
37	Canyon Creek Village Associates, L.P.	California
38	Canyon Creek Village G.P. Corp.	Delaware
39	CAPREIT Clarion Limited Partnership	Georgia
40	CAPREIT Creekwood Limited Partnership	North Carolina
41	CAPREIT Garden Lake Limited Partnership	Georgia
42	CAPREIT Hidden Oaks Limited Partnership	North Carolina
43	CAPREIT Highland Grove Limited Partnership	Georgia
44	CAPREIT Mariner’s Wharf Limited Partnership	Florida
45	CAPREIT Silver Springs Limited Partnership	Florida
46	CAPREIT Westwood Pines Limited Partnership	Florida
47	CAPREIT Woodcrest Villa Limited Partnership	Michigan
48	Carrollwood Place Limited Partnership	Texas
49	Cedar Crest General Partnership	Illinois
50	Centerpoint Apartment Associates, Ltd.	Alabama
51	Charles River Park “D” Company	Massachusetts
52	Chinatown Gateway, L.L.C.	Delaware
53	Cobblestone Village Community Rentals, L.P.	California
54	Cobblestone Village G.P. Corp.	Delaware
55	Country Club Associates Limited Partnership	Maryland
56	Country Club Condominium, L.L.C.	Delaware
57	Country Oaks Associates, L.P.	California
58	Country Oaks G.P. Corp.	Delaware
59	Country Ridge General Partnership	Illinois
60	CRICO of Fountain Place Limited Partnership	Minnesota

	Entity	Formation State
61	CRICO of Ocean Walk Limited Partnership	Florida
62	Crowntree Lee Vista, L.L.C.	Delaware
63	CRP Service Company, L.L.C.	Delaware
64	CRSI SPV 103, Inc.	Delaware
65	CRSI SPV 30130, Inc.	Delaware
66	CRSI SPV 30150, Inc.	Delaware
67	CRSI SPV 30197, Inc.	Delaware
68	Deerfield Associates, L.P.	California
69	Deerfield G.P. Corp.	Delaware
70	Del Rey Holding, LLC	Delaware
71	Duxford Insurance Company, LLC	Vermont
72	Duxford LLC	Delaware
73	E-Lodge Associates Limited Partnership	Illinois
74	EC-500 Elliott, L.L.C.	Delaware
75	EC-Alexandria, LLC	Delaware
76	EC-Arrington Place, LLC	Delaware
77	EC-Avon Place, LLC	Delaware
78	EC-Belle Arts, L.L.C.	Delaware
79	EC-Bordeaux, L.L.C.	Delaware
80	EC-Braewood, L.L.C.	Delaware
81	EC-Dania Beach Club, LLC	Delaware
82	EC-Fairway Greens, L.L.C.	Delaware
83	EC-Fifth Avenue North, L.L.C.	Delaware
84	EC-Grand Marquis, L.L.C.	Delaware
85	EC-Hamilton Villas GP, LLC	Delaware
86	EC-Hamilton Villas, LP	Delaware
87	EC-Magnuson Pointe, L.L.C.	Delaware
88	EC-Martine, LLC	Delaware
89	EC-Milano Terrace, L.L.C.	Delaware
90	EC-Mission Verde, LLC	Delaware
91	EC-Mission Verde, LP	Delaware
92	EC-Pacific Cove, L.L.C.	Delaware
93	EC-Park Bloomingdale, L.L.C.	Delaware
94	EC-Sage, LLC	Delaware
95	EC-South Palm Place, L.L.C.	Delaware
96	EC-Sterling Heights, L.L.C.	Delaware
97	EC-Timber Ridge, L.L.C.	Delaware
98	EC-Tuscany Villas, L.L.C.	Delaware
99	ECH-GFR, Inc.	Ohio
100	Edgewater Community Rentals, L.P.	California
101	Edgewater G.P. Corp.	Delaware
102	EQR (1999) Hampden Town Center LLC	Delaware
103	EQR (1999) Homestead LLC	Delaware
104	EQR (1999) Master Limited Liability Company	Delaware
105	EQR (1999) Towers LLC	Delaware
106	EQR (1999) Warner Ridge LLC	Delaware
107	EQR (1999) Warner Ridge Phase III LLC	Delaware
108	EQR (2000) Ballpark Lofts LLC	Delaware
109	EQR (2000) Concord LLC	Delaware
110	EQR (2000) Harbour Pointe LLC	Delaware
111	EQR (2000) Master Liability Company	Delaware
112	EQR — S & T, L.L.C.	Delaware
113	EQR Chase Knolls Lender LLC	Delaware
114	EQR Ironwood, L.L.C.	Delaware
115	EQR Marks A, L.L.C.	Delaware
116	EQR Marks B, L.L.C.	Delaware
117	EQR No. Four Master Limited Partnership	Delaware
118	EQR No. One Master Limited Partnership	Delaware
119	EQR No. Three Master Limited Partnership	Delaware
120	EQR No. Two Master Limited Partnership	Delaware
121	EQR-12th & Massachusetts, LLC	Delaware
122	EQR-140 Riverside, L.L.C.	Delaware
123	EQR-160 Riverside, L.L.C.	Delaware
124	EQR-180 Riverside, L.L.C.	Delaware

	Entity	Formation State
125	EQR-228 West 71st, LLC	Delaware
126	EQR-2400 Residential, L.L.C.	Delaware
127	EQR-401 Massachusetts, LLC	Delaware
128	EQR-41 West 86th, LLC	Delaware
129	EQR-425 Massachusetts, LLC	Delaware
130	EQR-50 West 77th, LLC	Delaware
131	EQR-600 Washington, L.L.C.	Delaware
132	EQR-71 Broadway A, L.L.C.	Delaware
133	EQR-71 Broadway B, L.L.C.	Delaware
134	EQR-71 Broadway C, L.L.C.	Delaware
135	EQR-71 Broadway D, L.L.C.	Delaware
136	EQR-71 Broadway E, L.L.C.	Delaware
137	EQR-71 Broadway F, L.L.C.	Delaware
138	EQR-722 W. Kennedy, LLC	Delaware
139	EQR-740 River Drive, L.L.C.	Delaware
140	EQR-2300 Elliott, LLC	Delaware
141	EQR-Academy Village SPE, L.L.C.	Delaware
142	EQR-Academy Village, L.L.C.	Delaware
143	EQR-Acapella Pasadena GP, LLC	Delaware
144	EQR-Acapella Pasadena Limited Partnership	Delaware
145	EQR-Acheson Commons, LLC	Delaware
146	EQR-Acheson Commons Limited Partnership	Delaware
147	EQR-Acquisitions, LP	Delaware
148	EQR-Acquisitions GP, LLC	Delaware
149	EQR-Acton Berkeley Limited Partnership	Delaware
150	EQR-Acton Berkeley, LLC	Delaware
151	EQR-Alafaya Exchange, L.L.C.	Delaware
152	EQR-Alafaya, L.L.C.	Delaware
153	EQR-Alexan Terrace, L.L.C.	Delaware
154	EQR-Alexandria Orlando, L.L.C.	Delaware
155	EQR-Alexandria, L.L.C.	Delaware
156	EQR-Alta Crest, L.L.C.	Delaware
157	EQR-Arboretum, L.L.C.	Delaware
158	EQR-Arden Villas, L.L.C.	Delaware
159	EQR-ArtBHolder, L.L.C.	Delaware
160	EQR-ArtCapLoan, L.L.C.	Delaware
161	EQR-Artech Berkeley Limited Partnership	Delaware
162	EQR-Artech Berkeley LLC	Delaware
163	EQR-Autumn River, L.L.C.	Delaware
164	EQR-Avanti, L.L.C.	Delaware
165	EQR-Avanti, L.P.	Delaware
166	EQR-Azure Creek, LLC	Delaware
167	EQR-Bachenheimer Berkeley Limited Partnership	Delaware
168	EQR-Bachenheimer Berkeley, LLC	Delaware
169	EQR-Back Bay Manor, LLC	Delaware
170	EQR-Barrington, L.L.C.	Delaware
171	EQR-Bay Hill Conversion, LLC	Delaware
172	EQR-Bay Hill, LP	Delaware
173	EQR-Bay View, LLC	Delaware
174	EQR-Bella Vista, LLC	Delaware
175	EQR-Bellagio, L.L.C.	Delaware
176	EQR-Bellevue Meadow GP Limited Partnership	Washington
177	EQR-Bellevue Meadow, LLC	Delaware
178	EQR-Bellevue Meadow Limited Partnership	Washington
179	EQR-Berkeleyan Berkeley Limited Partnership	Delaware
180	EQR-Berkeleyan Berkeley, LLC	Delaware
181	EQR-Bond Partnership	Georgia
182	EQR-Boynton I, L.L.C.	Delaware
183	EQR-Boynton II, L.L.C.	Delaware
184	EQR-Bradley Park, L.L.C.	Delaware
185	EQR-Braintree, L.L.C.	Delaware
186	EQR-Bramblewood GP Limited Partnership	California
187	EQR-Bramblewood Limited Partnership	California
188	EQR-Breton Hammocks Financing Limited Partnership	Illinois

	Entity	Formation State
189	EQR-Breton Hammocks Vistas, Inc.	Illinois
190	EQR-Briarwood GP Limited Partnership	California
191	EQR-Briarwood Limited Partnership	California
192	EQR-Brookdale Village, L.L.C.	Delaware
193	EQR-BS Financing Limited Partnership	Illinois
194	EQR-California Exchange, L.L.C.	Delaware
195	EQR-Camellero Financing Limited Partnership	Illinois
196	EQR-Camellero Vistas, Inc.	Illinois
197	EQR-Cape House I, LLC	Delaware
198	EQR-Cape House I, LP	Delaware
199	EQR-Cape House II, LLC	Delaware
200	EQR-Capital, LLC	Delaware
201	EQR-Carmel Terrace Vistas, Inc.	Illinois
202	EQR-Cedar Ridge GP, L.L.C.	Delaware
203	EQR-Cedar Ridge Limited Partnership	Illinois
204	EQR-Cedar Springs, LP	Delaware
205	EQR-Cedar Springs, LLC	Delaware
206	EQR-Centennial Court, L.L.C.	Delaware
207	EQR-Centennial Tower, L.L.C.	Delaware
208	EQR-Chardonnay Park, L.L.C.	Delaware
209	EQR-Chase Oaks, LP	Delaware
210	EQR-Chase Oaks, LLC	Delaware
211	EQR-Chelsea, LLC	Delaware
212	EQR-Chelsea Square GP Limited Partnership	Washington
213	EQR-Chelsea Square Limited Partnership	Washington
214	EQR-Cherry Hill, L.L.C.	Delaware
215	EQR-Chickasaw Crossing, Inc.	Illinois
216	EQR-Chickasaw Crossing, L.L.C.	Delaware
217	EQR-Chinatown Gateway, L.L.C.	Delaware
218	EQR-CHMV GP, LLC	Delaware
219	EQR-CHMV, LP	Delaware
220	EQR-Church Corner, L.L.C.	Delaware
221	EQR-City Pointe, LLC	Delaware
222	EQR-City Pointe Limited Partnership	Delaware
223	EQR-Coachman Trails, L.L.C.	Delaware
224	EQR-Codelle Limited Partnership	Illinois
225	EQR-Codelle, L.L.C.	Delaware
226	EQR-Connor Limited Partnership	Illinois
227	EQR-Connor, L.L.C.	Delaware
228	EQR-Continental Villas Financing Limited Partnership	Illinois
229	EQR-Continental Vistas, Inc.	Illinois
230	EQR-Country Club Lakes, L.L.C.	Delaware
231	EQR-Creekside Oaks General Partnership	Illinois
232	EQR-Cypress Lake, L.L.C.	Delaware
233	EQR-Dartmouth Woods General Partnership	Illinois
234	EQR-Deer Creek, L.L.C.	Delaware
235	EQR-Deerwood Vistas, Inc.	Illinois
236	EQR-Del Lago Vistas, Inc.	Illinois
237	EQR-District Holding, LLC	Delaware
238	EQR-Doral Financing Limited Partnership	Illinois
239	EQR-Dublin I, LLC	Delaware
240	EQR-Dulles, LLC	Delaware
241	EQR-East 27th Street Apartments, LLC	Delaware
242	EQR-Eastbridge, L.L.C.	Delaware
243	EQR-Eastbridge, L.P.	Illinois
244	EQR-Ellipse, LLC	Delaware
245	EQR-Emerald Place Financing Limited Partnership	Illinois
246	EQR-EOI Financing Limited Partnership	Illinois
247	EQR-Essex Place Financing Limited Partnership	Illinois
248	EQR-EWR GP, LLC	Delaware
249	EQR-Exchange, LLC	Delaware
250	EQR-Fairfax Corner, L.L.C.	Delaware
251	EQR-Fairfield, L.L.C.	Delaware
252	EQR-Fancap 2000A Limited Partnership	Illinois

	Entity	Formation State
253	EQR-Fancap 2000A, L.L.C.	Delaware
254	EQR-Fankey 2004 Limited Partnership	Illinois
255	EQR-Fankey 2004, L.L.C.	Delaware
256	EQR-Fanwell 2007 GP, LLC	Delaware
257	EQR-Fanwell 2007 Limited Partnership	Delaware
258	EQR-Fielders Crossing GP, L.L.C.	Delaware
259	EQR-Fielders Crossing Limited Partnership	Illinois
260	EQR-Fine Arts Berkeley Limited Partnership	Delaware
261	EQR-Fine Arts Berkeley, LLC	Delaware
262	EQR-Flatlands, L.L.C.	Delaware
263	EQR-Fourth Towne Centre, LLC	Maryland
264	EQR-Fresca 2009, LP	Delaware
265	EQR-Fresca 2009, LLC	Delaware
266	EQR-Frewac 2008 GP, LLC	Delaware
267	EQR-Frewac 2008 Limited Partnership	Delaware
268	EQR-Gaia Berkeley Limited Partnership	Delaware
269	EQR-Gaia Berkeley, LLC	Delaware
270	EQR-Gallery Apartments Limited Partnership	Illinois
271	EQR-Gallery, L.L.C.	Delaware
272	EQR-Gateway at Malden Center, LLC	Delaware
273	EQR-Georgian Woods, L.L.C.	Delaware
274	EQR-Glendale, LLC	Delaware
275	EQR-Governor’s Place Financing Limited Partnership	Illinois
276	EQR-Governor’s Vistas, Inc.	Illinois
277	EQR-Grandview I GP Limited Partnership	Nevada
278	EQR-Grandview I Limited Partnership	Nevada
279	EQR-Grandview II GP Limited Partnership	Nevada
280	EQR-Grandview II Limited Partnership	Nevada
281	EQR-Greenhaven GP Limited Partnership	California
282	EQR-Greenhaven Limited Partnership	California
283	EQR-Hampshire Place Conversion, LLC	Delaware
284	EQR-Hampshire Place, LP	Delaware
285	EQR-Harbor Steps Member, L.L.C.	Delaware
286	EQR-Harbor Steps, L.L.C.	Delaware
287	EQR-Heritage Ridge, L.L.C.	Delaware
288	EQR-Heritage Ridge, L.P.	Delaware
289	EQR-Herndon, L.L.C.	Delaware
290	EQR-Heronfield, LLC	Delaware
291	EQR-Highlands Ranch, L.L.C.	Delaware
292	EQR-Highlands, LLC	Delaware
293	EQR-Hill/Chavez, L.L.C.	Delaware
294	EQR-Holding, LLC	Delaware
295	EQR-Holding, LLC2	Delaware
296	EQR-Hudson Crossing A, L.L.C.	Delaware
297	EQR-Hudson Crossing B, L.L.C.	Delaware
298	EQR-Hudson Crossing C, L.L.C.	Delaware
299	EQR-Hudson Crossing D, L.L.C.	Delaware
300	EQR-Hudson Crossing E, L.L.C.	Delaware
301	EQR-Hudson Pointe, L.L.C.	Delaware
302	EQR-Huntington Park Vistas, Inc.	Illinois
303	EQR-Hyattsville, LLC	Delaware
304	EQR-Ivory Wood, L.L.C.	Delaware
305	EQR-Kelvin Court, LLC	Delaware
306	EQR-Keystone Financing G.P.	Illinois
307	EQR-Kings Colony, L.L.C.	Delaware
308	EQR-La Terrazza at Colma Station GP, LLC	Delaware
309	EQR-La Terrazza at Colma Station Limited Partnership	Delaware
310	EQR-Lake Underhill, L.L.C.	Delaware
311	EQR-Lakeshore at Preston, LLC	Illinois
312	EQR-Lakeville Resort General Partnership	Illinois
313	EQR-Lawrence, L.L.C.	Delaware
314	EQR-Lexford Lender, L.L.C.	Delaware
315	EQR-Lexington Farm, L.L.C.	Delaware
316	EQR-Liberty Tower, LLC	Delaware

	Entity	Formation State
317	EQR-Lincoln Braintree, L.L.C.	Delaware
318	EQR-Lincoln Fairfax, L.L.C.	Delaware
319	EQR-Lincoln Laguna Clara L.P.	Delaware
320	EQR-Lincoln Santa Clara L.L.C.	Delaware
321	EQR-Lincoln Village (CA) I Limited Partnership	California
322	EQR-Lincoln Village (CA) II Limited Partnership	California
323	EQR-Lincoln Village I Vistas, Inc.	Illinois
324	EQR-Lincoln Village II Vistas, Inc.	Illinois
325	EQR-Lincoln Village III Vistas, Inc.	Illinois
326	EQR-Lindbergh Place, L.L.C.	Delaware
327	EQR-Lodge (OK) GP Limited Partnership	Illinois
328	EQR-Lombard, L.L.C.	Delaware
329	EQR-Longwood Vistas, Inc.	Illinois
330	EQR-Loudoun, L.L.C.	Delaware
331	EQR-LPC Urban Renewal North Pier, L.L.C.	New Jersey
332	EQR-Madison & Henry, LLC	Delaware
333	EQR-Manchester Hill Vistas, Inc.	Illinois
334	EQR-Marina Bay Apartments, L.L.C.	Delaware
335	EQR-Marina Bay, L.L.C.	Delaware
336	EQR-Market Street Landing, LLC	Delaware
337	EQR-Market Village Conversion, LLC	Delaware
338	EQR-Market Village, LP	Delaware
339	EQR-Marks West, L.L.C.	Delaware
340	EQR-Martins Landing, L.L.C.	Delaware
341	EQR-Melrose, LP	Delaware
342	EQR-Melrose, LLC	Delaware
343	EQR-MET CA Financing Limited Partnership	Illinois
344	EQR-MHL McCaslin Hidden Lakes, LLC	Texas
345	EQR-Mill Creek II, LLC	Delaware
346	EQR-Mill Creek, L.L.C.	Delaware
347	EQR-Mill Creek III, LLC	Delaware
348	EQR-Millbrook I, L.L.C.	Delaware
349	EQR-Miramar Lakes, L.L.C.	Delaware
350	EQR-Mission Hills, LLC	Delaware
351	EQR-Missions at Sunbow, L.L.C.	Delaware
352	EQR-Missouri, L.L.C.	Delaware
353	EQR-MLP 1, L.L.C.	Delaware
354	EQR-MLP 2, L.L.C.	Delaware
355	EQR-MLP 3, L.L.C.	Delaware
356	EQR-MLP 4, L.L.C.	Delaware
357	EQR-MLTA Apartments, LLC	Texas
358	EQR-Montclair Reserve, LLC	Delaware
359	EQR-Montclair, LLC	Delaware
360	EQR-Monte Viejo, L.L.C.	Delaware
361	EQR-Mosaic, L.L.C.	Delaware
362	EQR-Mountain Shadows GP Limited Partnership	Nevada
363	EQR-Mountain Shadows Limited Partnership	Nevada
364	EQR-MR McCaslin Riverhill, LLC	Texas
365	EQR-NEW LLC	Delaware
366	EQR-NEW LLC3	Maryland
367	EQR-New Carlyle, LP	Delaware
368	EQR-New Carlyle, LLC	Delaware
369	EQR-Newport Vistas, Inc.	Illinois
370	EQR-North Creek, L.L.C.	Delaware
371	EQR-Northpark, LLC	Delaware
372	EQR-Northpark Limited Partnership	Delaware
373	EQR-North Pier, L.L.C.	Delaware
374	EQR-Northampton II Vistas, Inc.	Illinois
375	EQR-Oak Mill, L.L.C.	Delaware
376	EQR-Oak, LLC	Delaware
377	EQR-Oaks at Falls Church, LLC	Delaware
378	EQR-Orchard Ridge Vistas, Inc.	Illinois
379	EQR-Oregon, L.L.C.	Delaware
380	EQR-Overlook Manor II, L.L.C.	Delaware

	Entity	Formation State
381	EQR-Palm Harbor, L.L.C.	Delaware
382	EQR-Palm Trace Landing, L.L.C.	Delaware
383	EQR-Paradise Pointe Vistas, Inc.	Illinois
384	EQR-Parc Vue, L.L.C.	Delaware
385	EQR-Park Place I General Partnership	Illinois
386	EQR-Park Place II General Partnership	Illinois
387	EQR-Park West (CA) Vistas, Inc.	Illinois
388	EQR-Parkside Limited Partnership	Texas
389	EQR-Peachtree A, L.L.C.	Delaware
390	EQR-Peachtree, L.L.C.	Delaware
391	EQR-Pembroke Bay, L.L.C.	Delaware
392	EQR-Pershing, LLC	Delaware
393	EQR-Perimeter Center, L.L.C.	Delaware
394	EQR-Phipps, L.L.C.	Delaware
395	EQR-Piedmont, L.L.C.	Delaware
396	EQR-Pine Harbour Vistas, Inc.	Illinois
397	EQR-Plantation Financing Limited Partnership	Illinois
398	EQR-Plantation Vistas, Inc.	Illinois
399	EQR-Plantation, L.L.C.	Delaware
400	EQR-Pleasant Ridge Limited Partnership	Texas
401	EQR-Port Royale Vistas, Inc.	Illinois
402	EQR-Portland Center, L.L.C.	Delaware
403	EQR-Prime, L.L.C.	Delaware
404	EQR-Promenade Terrace GP, LLC	Delaware
405	EQR-Promenade Terrace Limited Partnership	Delaware
406	EQR-Prospect Towers Phase II LLC	Delaware
407	EQR-QRS Highline Oaks, Inc.	Illinois
408	EQR-Quail Run Vistas, Inc.	Illinois
409	EQR-Raleigh Vistas, Inc.	Illinois
410	EQR-Ranch at Fossil Creek, L.L.C.	Delaware
411	EQR-Ranch at Fossil Creek, L.P.	Texas
412	EQR-Ravens Crest Vistas, Inc.	Illinois
413	EQR-Redmond Ridge, L.L.C.	Delaware
414	EQR-Redmond Way, LLC	Delaware
415	EQR-Regency Park, LLC	Delaware
416	EQR-Rehab Master GP, L.L.C.	Delaware
417	EQR-Rehab Master Limited Partnership	Delaware
418	EQR-Renaissance Villas, LLC	Delaware
419	EQR-Renaissance Villas Limited Partnership	Delaware
420	EQR-Reserve Square Limited Partnership	Illinois
421	EQR-Retail Marks, L.L.C.	Delaware
422	EQR-Rianna I, LLC	Delaware
423	EQR-Rianna II, LLC	Delaware
424	EQR-RID SP, L.L.C.	Delaware
425	EQR-River Park Limited Partnership	Illinois
426	EQR-Riverside Corp.	Delaware
427	EQR-Riverside Market, L.L.C.	Delaware
428	EQR-Rivertower, LLC	Delaware
429	EQR-Rivertower A, LLC	Delaware
430	EQR-Rivertower B, LLC	Delaware
431	EQR-Rivertower C, LLC	Delaware
432	EQR-Rivertower D, LLC	Delaware
433	EQR-Rivertower E, LLC	Delaware
434	EQR-Riverview Condos, L.L.C.	Delaware
435	EQR-Saddle Ridge Vistas, Inc.	Illinois
436	EQR-Sawgrass Cove Vistas, Inc.	Illinois
437	EQR-Scarborough Square, L.L.C.	Delaware
438	EQR-Shadow Creek, L.L.C.	Delaware
439	EQR-Siena Terrace, L.L.C.	Delaware
440	EQR-Skylark Limited Partnership	Delaware
441	EQR-Skyline Terrace Limited Partnership	Delaware
442	EQR-Skyline Terrace, LLC	Delaware
443	EQR-Skyline Towers, L.L.C.	Delaware
444	EQR-Smoketree, LLC	Delaware

	Entity	Formation State
445	EQR-Sombra 2008 GP, LLC	Delaware
446	EQR-Sombra 2008 Limited Partnership	Delaware
447	EQR-South Plainfield I, L.P.	Delaware
448	EQR-South Plainfield, L.L.C.	Delaware
449	EQR-Southwood GP Limited Partnership	California
450	EQR-Southwood Limited Partnership	California
451	EQR-Southwood LP I Limited Partnership	California
452	EQR-Southwood LP II Limited Partnership	California
453	EQR-Stonelake GP, L.L.C.	Delaware
454	EQR-Stonelake Limited Partnership	Illinois
455	EQR-Stoneleigh A, L.L.C.	Delaware
456	EQR-Stoneleigh B, L.L.C.	Delaware
457	EQR-Stoney Ridge SPE, L.L.C.	Delaware
458	EQR-Stoney Ridge, L.L.C.	Delaware
459	EQR-Stonybrook, L.L.C.	Delaware
460	EQR-Summer Creek, L.L.C.	Delaware
461	EQR-Summerwood Limited Partnership	California
462	EQR-Sunrise Developer, LLC	Delaware
463	EQR-Sunrise Member, LLC	Delaware
464	EQR-Surrey Downs GP Limited Partnership	Washington
465	EQR-Surrey Downs, LLC	Delaware
466	EQR-Surrey Downs Limited Partnership	Washington
467	EQR-Surrey Downs LP Limited Partnership	California
468	EQR-SWN Line Financing Limited Partnership	Illinois
469	EQR-SWN Line Vistas, Inc.	Illinois
470	EQR-Talleyrand, L.L.C.	Delaware
471	EQR-Tanasbourne Terrace Financing Limited Partnership	Illinois
472	EQR-Tberry Isle Limited Partnership	Delaware
473	EQR-Teresina Limited Partnership	Delaware
474	EQR-Teresina, LLC	Delaware
475	EQR-The Ashton Limited Partnership	Delaware
476	EQR-The Carlyle, L.L.C.	Delaware
477	EQR-The Carlyle, L.P.	Illinois
478	EQR-The Lakes at Vinings, L.L.C.	Delaware
479	EQR-The Oaks, LLC	Delaware
480	EQR-The Palms, L.L.C.	Delaware
481	EQR-The Plantations (NC) Vistas, Inc.	Illinois
482	EQR-The Retreat, L.L.C.	Delaware
483	EQR-The Ridge, L.L.C.	Delaware
484	EQR-The Waterford at Orange Park, Inc.	Illinois
485	EQR-The Waterford at Orange Park, L.L.C.	Delaware
486	EQR-Timberwood GP Limited Partnership	Colorado
487	EQR-Timberwood Limited Partnership	Colorado
488	EQR-Touriel Berkeley Limited Partnership	Delaware
489	EQR-Touriel Berkeley, LLC	Delaware
490	EQR-Townhomes of Meadowbrook, L.L.C.	Delaware
491	EQR-Town Square at Millbrook, LLC	Delaware
492	EQR-Trails at Dominion General Partnership	Illinois
493	EQR-Turnberry, LP	Delaware
494	EQR-Turnberry, L.L.C.	Delaware
495	EQR-Turnberry Isle, LLC	Delaware
496	EQR-Turtle Run, L.L.C.	Delaware
497	EQR-Uptown Square, L.L.C.	Delaware
498	EQR-Urban Renewal 77 Hudson Street, L.L.C.	New Jersey
499	EQR-Urban Renewal Jersey City, L.L.C.	New Jersey
500	EQR-Uwajimaya Village, L.L.C.	Delaware
501	EQR-Valencia, L.L.C.	Delaware
502	EQR-Valley Park South Financing Limited Partnership	Illinois
503	EQR-Vantage Pointe, LLC	Delaware
504	EQR-Vantage Pointe A Limited Partnership	Delaware
505	EQR-Vantage Pointe A, LLC	Delaware
506	EQR-Vantage Pointe B Limited Partnership	Delaware
507	EQR-Vantage Pointe B, LLC	Delaware
508	EQR-Vantage Pointe C Limited Partnership	Delaware

	Entity	Formation State
509	EQR-Vantage Pointe C, LLC	Delaware
510	EQR-Vantage Pointe D Limited Partnership	Delaware
511	EQR-Vantage Pointe D, LLC	Delaware
512	EQR-Vantage Pointe E Limited Partnership	Delaware
513	EQR-Vantage Pointe E, LLC	Delaware
514	EQR-Vantage Pointe F Limited Partnership	Delaware
515	EQR-Vantage Pointe G, LLC	Delaware
516	EQR-Vantage Pointe G Limited Partnership	Delaware
517	EQR-Vantage Pointe H, LLC	Delaware
518	EQR-Vantage Pointe H Limited Partnership	Delaware
519	EQR-Vantage Pointe I, LLC	Delaware
520	EQR-Vantage Pointe I Limited Partnership	Delaware
521	EQR-Versailles I, LLC	Delaware
522	EQR-Versailles I Limited Partnership	Delaware
523	EQR-Versailles II, LLC	Delaware
524	EQR-Versailles II Limited Partnership	Delaware
525	EQR-Victor, L.L.C.	Delaware
526	EQR-Victor, L.P.	Delaware
527	EQR-View Pointe, L.L.C.	Delaware
528	EQR-Villa Long Beach, L.L.C.	Delaware
529	EQR-Villa Serenas General Partnership	Illinois
530	EQR-Villa Serenas Successor Borrower, L.L.C.	Delaware
531	EQR-Villa Solana Vistas, Inc.	Illinois
532	EQR-Village Oaks, LLC	Illinois
533	EQR-Villas of Josey Ranch GP, L.L.C.	Delaware
534	EQR-Villas of Josey Ranch, LLC	Illinois
535	EQR-Vinings at Ashley Lake, L.L.C.	Delaware
536	EQR-Vintage I, L.P.	Delaware
537	EQR-Vintage II, L.L.C.	Delaware
538	EQR-Vista del Lago, LLC	Delaware
539	EQR-Vista del Lago, LP	Delaware
540	EQR-Vistas Courthouse A, LLC	Delaware
541	EQR-Vistas Courthouse B, LLC	Delaware
542	EQR-Vistas Courthouse C, LLC	Delaware
543	EQR-Virginia, L.L.C.	Delaware
544	EQR-Warwick, L.L.C.	Delaware
545	EQR-Washington Fox Run Vistas, Inc.	Illinois
546	EQR-Washington, L.L.C.	Delaware
547	EQR-Waterfall, L.L.C.	Delaware
548	EQR-Waterford Place, L.L.C.	Delaware
549	EQR-Watermarke I, LLC	Delaware
550	EQR-Watermarke II, LLC	Delaware
551	EQR-Waterside, L.L.C.	Delaware
552	EQR-Waterways, L.L.C.	Delaware
553	EQR-Watson General Partnership	Illinois
554	EQR-Wellfan 2008 GP, LLC	Delaware
555	EQR-Wellfan 2008 Limited Partnership	Delaware
556	EQR-Wellington Green, L.L.C.	Delaware
557	EQR-Wellington Hill Financing Limited Partnership	Illinois
558	EQR-Wellington, L.L.C.	Delaware
559	EQR-West Coast Portfolio GP, LLC	Delaware
560	EQR-Westfield Village, L.L.C.	Delaware
561	EQR-Westport, L.L.C.	Delaware
562	EQR-Weyer Vistas, Inc.	Illinois
563	EQR-Whisper Creek, L.L.C.	Delaware
564	EQR-Wimberly Apartment Homes, LLC	Texas
565	EQR-Windemere, LLC	Delaware
566	EQR-Windsor at Fair Lakes, L.L.C.	Delaware
567	EQR-Winston, LLC	Delaware
568	EQR-Woodridge I GP Limited Partnership	Colorado
569	EQR-Woodridge I Limited Partnership	Colorado
570	EQR-Woodridge II GP Limited Partnership	Colorado
571	EQR-Woodridge II Limited Partnership	Colorado
572	EQR-Woodridge III Limited Partnership	Colorado

	Entity	Formation State
573	EQR-Woodridge, L.L.C.	Delaware
574	EQR-Woodside Vistas, Inc.	Illinois
575	EQR-Worldgate, LLC	Delaware
576	EQR-Wyndridge II, L.L.C.	Delaware
577	EQR-Wyndridge III, L.L.C.	Delaware
578	EQR-Yorktowne Financing Limited Partnership	Illinois
579	EQR-Zurich, L.L.C.	Delaware
580	EQR/KB California RCI LLC	Delaware
581	EQR/Lincoln Fort Lewis Communities LLC	Delaware
582	EQR/Lincoln Guaranty Credit Limited Partnership	Delaware
583	EQR/Lincoln RCI Southeast LLC	Delaware
584	Equity Apartment Management, LLC	Delaware
585	Equity Corporate Housing, Inc.	Ohio
586	Equity Marina Bay Phase II, L.L.C.	Delaware
587	Equity Residential Condominiums, LLC	Delaware
588	Equity Residential Foundation	Illinois
589	Equity Residential Management, L.L.C.	Delaware
590	Equity Residential Mortgage Holding Corp.	Delaware
591	Equity Residential Properties Management Corp.	Delaware
592	Equity Residential Properties Management Corp. II	Delaware
593	Equity Residential Properties Management Corp. Protective Trust	Delaware
594	Equity Residential REIT Services Inc.	Delaware
595	Equity Residential Services II, LLC	Illinois
596	Equity Residential Services, L.L.C.	Delaware
597	Equity-Lodge Venture Limited Partnership	Illinois
598	Equity-Tasman Apartments LLC	Delaware
599	ERP Holding Co., Inc.	Delaware
600	ERP-New England Program, L.L.C.	Delaware
601	ERP-QRS Arbors, Inc.	Illinois
602	ERP-QRS BS, Inc.	Illinois
603	ERP-QRS Cedar Ridge, Inc.	Illinois
604	ERP-QRS Country Club I, Inc.	Illinois
605	ERP-QRS Country Club II, Inc.	Illinois
606	ERP-QRS Country Ridge, Inc.	Illinois
607	ERP-QRS CPRT II, Inc.	Illinois
608	ERP-QRS CPRT, Inc.	Illinois
609	ERP-QRS Emerald Place, Inc.	Illinois
610	ERP-QRS Essex Place, Inc.	Illinois
611	ERP-QRS Fairfield, Inc.	Illinois
612	ERP-QRS Flatlands, Inc.	Illinois
613	ERP-QRS Georgian Woods Annex, Inc.	Illinois
614	ERP-QRS Glenlake Club, Inc.	Illinois
615	ERP-QRS Grove L.P., Inc.	Illinois
616	ERP-QRS Hunter’s Glen, Inc.	Illinois
617	ERP-QRS Lincoln, Inc.	Delaware
618	ERP-QRS Lodge (OK), Inc.	Illinois
619	ERP-QRS Magnum, Inc.	Illinois
620	ERP-QRS MET CA, Inc.	Illinois
621	ERP-QRS Northampton I, Inc.	Illinois
622	ERP-QRS Sonterra at Foothills Ranch, Inc.	Illinois
623	ERP-QRS SWN Line, Inc.	Illinois
624	ERP-QRS Towne Centre III, Inc.	Illinois
625	ERP-QRS Towne Centre IV, Inc.	Illinois
626	ERP-Southeast Properties, L.L.C.	Georgia
627	Evans Withycombe Finance Partnership, L.P.	Delaware
628	Evans Withycombe Management, Inc.	Arizona
629	Evans Withycombe Residential, L.P.	Delaware
630	Feather River Community Rentals, L.P.	California
631	Feather River G.P. Corp.	Delaware
632	Florida Partners G.P.	Illinois
633	Fort Lewis SPE, Inc.	Delaware
634	Four Lakes Condominium II, LLC	Delaware
635	Four Lakes Condominium III, LLC	Delaware
636	Four Lakes Condominium IV, LLC	Delaware

	Entity	Formation State
637	Four Lakes Condominium V, L.L.C.	Delaware
638	Four Lakes Condominium, LLC	Delaware
639	Fox Ridge Associates, L.P.	California
640	Fox Ridge G.P. Corp.	Delaware
641	Foxwoodburg Associates, L.L.C.	Delaware
642	GC Chaparral Associates, L.P.	Delaware
643	GC Country Club Woods Associates, L.P.	Delaware
644	GC Country Club Woods, L.P.	Delaware
645	GC Greenbriar Associates, L.P.	Delaware
646	GC Greenbriar, L.P.	Delaware
647	GC Hessian Hills Associates, L.P.	Delaware
648	GC Hessian Hills, L.P.	Delaware
649	GC High River Associates, L.P.	Delaware
650	GC High River, L.P.	Delaware
651	GC Pembroke Associates, L.P.	Delaware
652	GC Southeast Partners, L.P.	Delaware
653	GC Spring Lake Manor Associates, L.P.	Delaware
654	GC Spring Lake Manor, L.P.	Delaware
655	GC Three Chopt West Associates, L.P.	Delaware
656	GC Three Chopt West, L.P.	Delaware
657	GC Town & Country/Country Place Associates, L.P.	Delaware
658	GC Town & Country/Country Place, L.P.	Delaware
659	GC Townhouse Associates, L.P.	Delaware
660	GC Townhouse, L.P.	Delaware
661	GC Twin Gates East Associates, L.P.	Delaware
662	GC Twin Gates East, L.P.	Delaware
663	GC Will-O-Wisp Arms Associates, L.P.	Delaware
664	GC Will-O-Wisp Arms, L.P.	Delaware
665	Geary Courtyard Associates	California
666	Georgian Woods Annex Associates	Maryland
667	Glenlake Club Limited Partnership	Illinois
668	Governor’s Green I Trust	Delaware
669	Governor’s Green II Trust	Delaware
670	Governor’s Green III Trust	Delaware
671	GPT-929 House, LLC	Delaware
672	GPT-Abington Glen, LLC	Delaware
673	GPT-Abington Land, LLC	Delaware
674	GPT-Acton, LLC	Delaware
675	GPT-Briar Knoll, LLC	Delaware
676	GPT-CC, LLC	Delaware
677	GPT-Cedar Glen, LLC	Delaware
678	GPT-CG, LLC	Delaware
679	GPT-Chestnut Glen, LLC	Delaware
680	GPT-Conway Court, LLC	Delaware
681	GPT-East Haven, LLC	Delaware
682	GPT-East Providence, LLC	Delaware
683	GPT-Enfield, LLC	Delaware
684	GPT-Glen Grove, LLC	Delaware
685	GPT-Glen Meadow, LLC	Delaware
686	GPT-GOF II, LLC	Delaware
687	GPT-Gosnold Grove, LLC	Delaware
688	GPT-GPIII, LLC	Delaware
689	GPT-Heritage Green, LLC	Delaware
690	GPT-HG, LLC	Delaware
691	GPT-High Meadow, LLC	Delaware
692	GPT-Highland Glen, LLC	Delaware
693	GPT-Hilltop, LLC	Delaware
694	GPT-Jaclen Tower, LLC	Delaware
695	GPT-Longfellow Glen, LLC	Delaware
696	GPT-Nehoiden Glen, LLC	Delaware
697	GPT-Noonan Glen, LLC	Delaware
698	GPT-Norton Glen, LLC	Delaware
699	GPT-Old Mill Glen, LLC	Delaware
700	GPT-Phillips Park, LLC	Delaware

	Entity	Formation State
701	GPT-Plainville, LLC	Delaware
702	GPT-RG Amherst, LLC	Delaware
703	GPT-RG Fall River, LLC	Delaware
704	GPT-RG Milford, LLC	Delaware
705	GPT-RG, LLC	Delaware
706	GPT-Ribbon Mill, LLC	Delaware
707	GPT-Rockingham Glen, LLC	Delaware
708	GPT-SHG, LLC	Delaware
709	GPT-Sturbridge, LLC	Delaware
710	GPT-Summer Hill Glen, LLC	Delaware
711	GPT-Tanglewood, LLC	Delaware
712	GPT-Webster Green, LLC	Delaware
713	GPT-West Springfield, LLC	Delaware
714	GPT-Westfield, LLC	Delaware
715	GPT-Westwood Glen, LLC	Delaware
716	GPT-WG, LLC	Delaware
717	GPT-WILG, LLC	Delaware
718	GPT-Wilkens Glen, LLC	Delaware
719	GPT-Winchester Wood, LLC	Delaware
720	GPT-Windsor, LLC	Delaware
721	GR-Cedar Glen, LP	Delaware
722	GR-Conway Court, L.P.	Delaware
723	GR-Farmington Summit, LLC	Delaware
724	GR-Heritage Court, L.L.C.	Delaware
725	GR-Highland Glen, L.P.	Delaware
726	GR-Northeast Apartments Associates, LLC	Delaware
727	GR-Rockingham Glen, L.P.	Delaware
728	GR-Summer Hill Glen, L.P.	Delaware
729	GR-West Hartford Center, LLC	Delaware
730	GR-Westwood Glen, L.P.	Delaware
731	GR-Westwynd Associates, LLC	Delaware
732	GR-Wilkens Glen, L.P.	Delaware
733	Grand Oasis Condominium, L.L.C.	Delaware
734	GranTree Corporation	Oregon
735	Greenfield Village Association, Inc.	Connecticut
736	Greentree Apartments Limited Partnership	Maryland
737	Greenwich Woods Associates Limited Partnership	Maryland
738	Greenworks Renewable Energy, LLC	Delaware
739	Grove Development LLC	Delaware
740	Grove Operating, L.P.	Delaware
741	Grove Rocky Hill, L.L.C.	Delaware
742	Guilford Company, Inc.	Alabama
743	Hessian Hills Apartment Associates Ltd.	Alabama
744	HEW-RAD Realty Corp.	New York
745	HEW SUB LLC	New York
746	Hidden Lake Associates, L.P.	California
747	Hidden Lake G.P. Corp.	Delaware
748	High River Associates, Ltd.	Alabama
749	High River Phase I, Ltd.	Alabama
750	Hunter’s Glen General Partnership	Illinois
751	Kingsport Apartments, L.L.C.	Virginia
752	Lakeview Community Rentals, L.P.	California
753	Lakeview G.P. Corp.	Delaware
754	Lakewood Community Rentals G.P. Corp.	Delaware
755	Lakewood Community Rentals, L.P.	California
756	Landon Legacy Partners Limited	Texas
757	Landon Prairie Creek Partners Limited	Texas
758	Lantern Cove Associates, L.P.	California
759	Lantern Cove G.P. Corp.	Delaware
760	Lawrence Street Partners, LLC	Delaware
761	Lenox Place Limited Partnership	Texas
762	Lewis-McChord Communities, LLC	Delaware
763	Lexford GP II, LLC	Delaware
764	Lexford GP III, LLC	Florida

	Entity	Formation State
765	Lexford Guilford GP, LLC	Ohio
766	Lexford Guilford, Inc.	Ohio
767	Lexford Partners, L.L.C.	Ohio
768	Lexford Properties, L.P.	Ohio
769	Lincoln Herndon Residential LLC	Delaware
770	Lincoln Maples Associates LLC	Delaware
771	Longview Place, LLC	Delaware
772	LPC Union Apartments LLC	Delaware
773	LPC Union Apartments LP	Delaware
774	Meridian Guilford BGP Corporation	Delaware
775	Meridian Guilford CGP Corporation	Delaware
776	Meridian Guilford NLPGP Corporation	Delaware
777	Meridian Guilford PGP Corporation	Delaware
778	Merry Land DownREIT I LP	Georgia
779	Mesa Del Oso Associates, L.P.	California
780	Mesa Del Oso G.P. Corp.	Delaware
781	Mission Verde Condominium Homeowners Association	California
782	ML North Carolina Apartments LP	Georgia
783	ML Tennessee Apartments LP	Georgia
784	Mobile Apartment Associates Ltd.	Alabama
785	Montgomery Real Estate Investors, Ltd.	Alabama
786	Mozaic Loan Acquisition, LP	Delaware
787	Multifamily Portfolio GP Limited Partnership	Delaware
788	Multifamily Portfolio LP Limited Partnership	Delaware
789	Multifamily Portfolio Partners, Inc.	Delaware
790	NHP-HS Four, Inc.	Delaware
791	Ninth Avenue and 38th Street, L.L.C.	Delaware
792	North Pier L.L.C.	Delaware
793	Oak Mill II Apartments, L.L.C.	Maryland
794	Oaks at Baymeadows Associates	Florida
795	Old Redwoods LLC	Delaware
796	PHS-HEW SUB LLC	New York
797	PHS Realty Corp.	New York
798	PHS SUB LLC	New York
799	Pines Whisper, LLC	Florida
800	Pointe East Condominium, LLC	Delaware
801	Prince George’s Metro Apartments, LLC	Delaware
802	Purcel Woodward and Ames, L.L.C.	New York
803	QRS-740 River Drive, Inc.	Illinois
804	QRS-Arboretum, Inc.	Illinois
805	QRS-ArtCapLoan, Inc.	Illinois
806	QRS-Bond, Inc.	Illinois
807	QRS-Chardonnay Park, Inc.	Illinois
808	QRS-Codelle, Inc.	Illinois
809	QRS-Connor, Inc.	Illinois
810	QRS-Cove, Inc.	Illinois
811	QRS-Employer, Inc.	Delaware
812	QRS-Fancap 2000A, Inc.	Illinois
813	QRS-Fernbrook, Inc.	Illinois
814	QRS-Greentree I, Inc.	Illinois
815	QRS-LLC, Inc.	Illinois
816	QRS-Marks A, Inc.	Illinois
817	QRS-Marks B, Inc.	Illinois
818	QRS-North Hill, Inc.	Illinois
819	QRS-RWE, Inc.	Texas
820	QRS-Scarborough, Inc.	Illinois
821	QRS-Siena Terrace, Inc.	Illinois
822	QRS-Summit Center, Inc.	Illinois
823	QRS-Towers at Portside, Inc.	Illinois
824	QRS-Townhomes of Meadowbrook, Inc.	Illinois
825	QRS-Vinings at Ashley Lake, Inc.	Illinois
826	QRS-Warwick, Inc.	Illinois
827	QRS-Waterfall, Inc.	Illinois
828	Ravenwood Associates Ltd.	Alabama

	Entity	Formation State
829	Reserve Square, Inc.	Ohio
830	Residential Insurance Agency, LLC (DE)	Delaware
831	Residential Insurance Agency, LLC (OH)	Ohio
832	River’s Bend of Windsor Condominium Association, Inc.	Connecticut
833	Rosehill Pointe General Partnership	Illinois
834	Sarasota Beneva Place Associates, Ltd.	Florida
835	Scarborough Associates	Maryland
836	Schooner Bay I Associates, L.P.	California
837	Schooner Bay I G.P. Corp.	Delaware
838	Schooner Bay II Associates, L.P.	California
839	Schooner Bay II G.P. Corp.	Delaware
840	Seagull Drive Joint Venture	Florida
841	Second Country Club Associates Limited Partnership	Maryland
842	Second Georgian Woods Limited Partnership	Maryland
843	Sheffield Apartments, L.L.C.	Virginia
844	Songbird General Partnership	Illinois
845	South Shore Associates, L.P.	California
846	South Shore G.P. Corp.	Delaware
847	Spring Lake Manor Associates, Ltd.	Alabama
848	Springbrook Land, L.L.C.	Delaware
849	Squaw Peak Condominium, L.L.C.	Delaware
850	Summit Center, LLC	Florida
851	Sunny Oak Village General Partnership	Illinois
852	Sunrise Village Development, LLC	Delaware
853	Sunrise Village Joint Venture, LLC	Delaware
854	Tanglewood Apartments, L.L.C.	Virginia
855	The Cleo Homeowners’ Association	California
856	The Crossings Associates	Florida
857	The Gates of Redmond, L.L.C.	Washington
858	The Landings Holding Company, L.L.C.	New Jersey
859	The Landings Urban Renewal Company, L.L.C.	New Jersey
860	Third Greentree Associates Limited Partnership	Maryland
861	Third Towne Centre Limited Partnership	Maryland
862	Tierra Antigua Associates, L.P.	California
863	Tierra Antigua G.P. Corp.	Delaware
864	Towers at Portside Urban Renewal Company, L.L.C.	New Jersey
865	Townhouse Apartment Associates, Ltd.	Alabama
866	Twin Gates Apartments Associates Ltd.	Alabama
867	Venetian Condominium, L.L.C.	Delaware
868	Verona Condominium, L.L.C.	Delaware
869	Vinings Club at Metrowest Limited Partnership	Texas
870	Vintage Associates	California
871	Vintage Ontario, LLC	Delaware
872	Vista Montana Park Homes LLC	Delaware
873	Wadlington Investments General Partnership	Illinois
874	Wadlington, Inc.	Illinois
875	Waterfield Square I Associates, L.P.	California
876	Waterfield Square I G.P. Corp.	Delaware
877	Waterfield Square II Associates, L.P.	California
878	Waterfield Square II G.P. Corp.	Delaware
879	Watermarke Associates	Delaware
880	Wellsford Marks B Corp.	Colorado
881	Wellsford San Tropez Corporation	Arizona
882	Wellsford Warwick Corp.	Colorado
883	Western Hill Condominium Association	Washington
884	Westgate Pasadena, LLC	Delaware
885	Westgate Pasadena Apartments GP, LLC	Delaware
886	Westgate Pasadena Apartments, L.P.	Delaware
887	Westgate Pasadena Block 2, LLC	Delaware
888	WHRP, Inc.	Maryland
889	Will-O-Wisp Associates Ltd.	Alabama
890	Willow Brook Associates, L.P.	California
891	Willow Brook G.P. Corp.	Delaware
892	Willow Creek Community Rentals, L.P.	California

	Entity	Formation State
893	Willow Creek G.P. Corp.	Delaware
894	Woodbine Properties	Missouri
895	Woolbright Place Master Association, Inc.	Florida